Exhibit 10.5

EXECUTION COPY

FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of May 23, 2007 by and among PANTHER II TRANSPORTATION, INC., an Ohio corporation (“Borrower”), PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc. (“Holdings”), PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc. (“Panther Sub”), INTEGRES GLOBAL LOGISTICS, INC., a Delaware corporation (“Integres”), KEY TRANSPORTATION SERVICES, INC., a Texas corporation (“Integres Sub”; Borrower, Holdings, Panther Sub, Integres and Integres Sub are collectively referred to herein as the “Loan Parties” and each individually as a “Loan Party”), ANTARES CAPITAL CORPORATION, a Delaware corporation, as agent (together with its successors and assigns in such capacity, the “Agent”) for the several financial institutions from time to time party to the Credit Agreement (collectively, the “Lenders” and individually each a “Lender”), and for itself as a Lender, and such Lenders.

W I T N E S S E T H:

WHEREAS, Borrower, Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of January 11, 2006 (as the same has been amended pursuant to (a) that certain Consent, Waiver and First Amendment to Amended and Restated Credit Agreement dated as of July 21, 2006, (b) that certain Second Amendment to Amended and Restated Credit Agreement dated as of February 28, 2007 and (c) that certain Consent and Third Amendment to Amended and Restated Credit Agreement dated as of March 20, 2007, and as the same hereafter may be further amended, modified, restated or otherwise supplemented from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Agent and the Lenders (a) increase the Aggregate Term Loan Commitment (as such term is defined in the Credit Agreement) by $10,000,000 and (b) agree to amend the Credit Agreement in certain other respects as set forth herein; and

WHEREAS, Agent and the Lenders are willing to grant such consents and make such amendments, in each case subject to the terms, conditions and other provisions hereof.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments. Subject to the conditions set forth below, and in reliance upon the representations and warranties of the Loan Parties set forth in the Credit Agreement and in this Amendment, the Credit Agreement is hereby amended as follows:

(a) The Borrower and Lenders hereby agree that the outstanding principal amount of the Term Loan on the date hereof is $66,750,000 (the “Existing Term Loan”). Each Lender identified on Schedule 1.1(a) hereto severally and not jointly agrees, on the terms and subject to the conditions set forth herein, to lend to the Borrower on the Fourth Amendment Effective Date (as defined in the Credit Agreement after giving effect to this Amendment), the amount set forth opposite such Lender’s name in Schedule 1.1(a) hereto under the heading “Fourth Amendment Term Loan”. Such loans shall be deemed to be made in addition to the Existing Term Loan and not in repayment thereof and shall constitute a part of the Term Loan for all purposes under the Credit Agreement and each Loan Document. Without limiting the generality of the foregoing, the loans made pursuant to this Section 2(a) shall (i) constitute Obligations under the Loan Documents and have all of the benefits thereof, (ii) have all of the rights, remedies, privileges and protections applicable to the Term Loan under the Credit Agreement and the other Loan Documents, (iii) be secured by the Liens granted to the Agent under any Collateral Document, (iv) be evidenced by Term Notes and (v) bear interest at rates applicable to the Term Loan under the Credit Agreement. After giving effect to the making of the term loans pursuant to this Section 2(a), the outstanding principal amount of the Term Loan under the Credit Agreement on the Fourth Amendment Effective Date shall be $76,750,000.

(b) Subsection 1.8(a) – Scheduled Term Loan Payments. Subsection 1.8(a) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

“(a) Scheduled Term Loan Payments. The principal amount of the Term Loan shall be paid in installments on the dates and in the respective amounts shown below:”

Date of Payment:	Amount of Term Loan Payment:
March 31, 2006	$625,000
June 30, 2006	$625,000
September 30, 2006	$625,000
December 31, 2006	$625,000
March 31, 2007	$750,000
June 30, 2007	$862,359.55
September 30, 2007	$862,359.55
December 31, 2007	$862,359.55
March 31, 2008	$1,006,086.14
June 30, 2008	$1,006,086.14
September 30, 2008	$1,006,086.14
December 31, 2008	$1,006,086.14
March 31, 2009	$1,149,812.73
June 30, 2009	$1,149,812.73

September 30, 2009	$1,149,812.73
December 31, 2009	$1,149,812.73
March 31, 2010	$1,293,539.33
June 30, 2010	$1,293,539.33
September 30, 2010	$1,293,539.33
December 31,2010	$1,293,539.33
March 31, 2011	$15,091,292.13
June 30, 2011	$15,091,292.13
September 30, 2011	$15,091,292.13
December 31, 2011	Remaining outstanding balance of Term Loan

(c) Section 6.1 – Capital Expenditures. Section 6.1 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following therefor:

“6.1 Capital Expenditures. The Borrower and its Subsidiaries shall not make or commit to make Capital Expenditures for any fiscal year (or shorter period commencing on the Restatement Effective Date) set forth below to exceed the amount set forth in the table below with respect to such fiscal year (or shorter period commencing on the Restatement Effective Date):

Fiscal Period	Capital Expenditure Limitation

For the fiscal year ending December 31, 2006	$3,000,000

For the fiscal year ending December 31, 2007	$2,750,000

For the fiscal year ending December 31, 2008 and for each fiscal year thereafter	$2,500,000

“Capital Expenditures” shall be calculated in the manner set forth in Exhibit 4.2(b).”

(d) Section 6.2 – Senior Leverage Ratio. Section 6.2 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following therefor:

“6.2 Senior Leverage Ratio. The Borrower shall not permit its Senior Leverage Ratio for the twelve month period ending on any date set forth below to be greater than the maximum ratio set forth in the table below opposite such date:

Date	Maximum Senior Leverage Ratio
March 31, 2006	3.50 to 1.00
June 30, 2006	3.50 to 1.00
September 30, 2006	3.50 to 1.00
December 31, 2006	3.50 to 1.00

March 31, 2007	3.35 to 1.00
June 30, 2007	3.50 to 1.00
September 30, 2007	3.50 to 1.00
December 31, 2007	3.50 to 1.00

March 31, 2008	3.25 to 1.00
June 30, 2008	3.00 to 1.00
September 30, 2008	3.00 to 1.00
December 31, 2008	2.75 to 1.00

March 31, 2009	2.25 to 1.00
June 30, 2009 and the last day of each fiscal quarter thereafter	2.00 to 1.00

“Senior Leverage Ratio” shall be calculated in the manner set forth in Exhibit 4.2(b).”

(e) Section 6.3 – Fixed Charge Coverage Ratio. Section 6.3 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following therefor:

“6.3 Fixed Charge Coverage Ratio. The Borrower shall not permit its Fixed Charge Coverage Ratio for the twelve month period ending on any date set forth below to be less than the minimum ratio set forth in the table below opposite such date:

Date	Minimum Fixed Charge Ratio

March 31, 2006	1.10 to 1.00
June 30, 2006	1.10 to 1.00
September 30, 2006	1.10 to 1.00
December 31, 2006	1.10 to 1.00

March 31, 2007	1.10 to 1.00
June 30, 2007	1.10 to 1.00
September 30, 2007	1.10 to 1.00
December 31, 2007	1.10 to 1.00

March 31, 2008	1.15 to 1.00

June 30, 2008	1.15 to 1.00
September 30, 2008	1.15 to 1.00
December 31, 2008	1.15 to 1.00

March 31, 2009	1.15 to 1.00
June 30, 2009	1.15 to 1.00
September 30, 2009	1.15 to 1.00
December 31, 2009	1.20 to 1.00

March 31, 2010	1.20 to 1.00
June 30, 2010	1.20 to 1.00
September 30, 2010	1.20 to 1.00
December 31, 2010	1.20 to 1.00

“Fixed Charge Coverage Ratio” shall be calculated in the manner set forth in Exhibit 4.2(b).”

(f) Section 6.4 – Interest Coverage Ratio. Section 6.4 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting the following therefor:

“6.4 Interest Coverage Ratio. The Borrower shall not permit its Interest Coverage Ratio for the twelve month period ending on any date set forth below to be less than the minimum ratio set forth in the table below opposite such date:

Date	Minimum Interest Coverage Ratio

March 31, 2006	2.25 to 1.00
June 30, 2006	2.25 to 1.00
September 30, 2006	2.35 to 1.00
December 31, 2006	2.40 to 1.00

March 31, 2007	2.45 to 1.00
June 30, 2007	2.25 to 1.00
September 30, 2007	2.25 to 1.00
December 31, 2007	2.25 to 1.00

March 31, 2008	2.25 to 1.00
June 30, 2008	2.35 to 1.00
September 30, 2008	2.35 to 1.00
December 31, 2008	2.50 to 1.00

March 31, 2009	2.75 to 1.00
June 30, 2009	3.00 to 1.00
September 30, 2009	3.00 to 1.00
December 31, 2009 and the last day of each

fiscal quarter thereafter	3.25 to 1.00

“Interest Coverage Ratio” shall be calculated in the manner set forth in Exhibit 4.2(b).”

(g) Section 11.1 – Defined Terms. Section 11.1 of the Credit Agreement hereby is amended by (i) substituting clause (b) of the definition of “Applicable Margin” set forth below in lieu of the current clause (b) thereof and (ii) substituting clause (g) of the definition of “Permitted Acquisition” set forth below in lieu of the current clause (g) thereof:

Applicable Margin

“(b) thereafter, the Applicable Margin shall equal the applicable LIBOR margin or Base Rate margin in effect from time to time determined as set forth below based upon the applicable Leverage Ratio then in effect pursuant to the appropriate column under the table below:

Leverage Ratio	LIBOR Margin	Base Rate Margin

Greater than 5.00 to 1.0	4.00%	2.75%

greater than 4.50 to 1.0, but less than or equal to 5.00 to 1.0	3.75%	2.50%

greater than 4.00 to 1.0, but less than or equal to 4.50 to 1.0	3.50%	2.25%

less than or equal to 4.00 to 1.0	3.00%	1.75%

The Applicable Margin shall be adjusted from time to time upon delivery to the Agent of the monthly financial statements for the last month of each fiscal quarter and the Compliance Certificate required to be delivered pursuant to •Section 4.1 hereof, in each case accompanied by a written calculation of the Leverage Ratio certified on behalf of the Borrower by a Responsible Officer as of the end of the fiscal month for which such financial statements are delivered. If such calculation indicates that the Applicable Margin shall increase or decrease, then on the fifth (5th) Business Day following the date of delivery of such financial statements, Compliance Certificate and written calculation the Applicable Margin shall be adjusted in accordance therewith; provided, however, that if the Borrower shall fail to deliver any such financial statements and Compliance Certificate for any such fiscal month by the date required pursuant to Section 4.1, then, at the Agent’s election, effective as of the date such financial statements and Compliance Certificate were to have been delivered, and continuing through the fifth (5th) Business Day following the date (if ever) when such financial statements, Compliance Certificate and such written calculation are finally delivered, the Applicable Margin shall be conclusively presumed to equal the highest Applicable Margin specified in the pricing table set forth above.”

Permitted Acquisition

“(g) no more than $5,000,000 in the aggregate principal amount of Revolving Loans may be used during any calendar year and no more than $10,000,000 in the aggregate principal amount of Revolving Loans may be used during the term of this Agreement to consummate all such Acquisitions;”

(h) Section 11.1 – Defined Terms. Section 11.1 of the Credit Agreement hereby is further amended by inserting the following defined term therein in appropriate alphabetical order:

““Fourth Amendment Effective Date” means May 23, 2007.”

3. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent or concurrent:

(a) the execution and delivery of this Amendment by each of the Loan Parties, Agent and Lenders;

(b) delivery to Agent of the documents and other items identified in the Document Checklist, a copy of which is attached hereto as Exhibit A, all in form and substance reasonably satisfactory to Agent;

(c) the use by the Borrower of a portion of the proceeds of the Fourth Amendment Term Loan to repay in full the aggregate principal amount of the Revolving Loans outstanding as of the Fourth Amendment Effective Date; and

(d) receipt by Agent of evidence in form and substance reasonably satisfactory to Agent of corresponding amendments to the Subordinated Loan Agreement by the Subordinated Lenders.

4. Representations and Warranties. Each Loan Party, jointly and severally, hereby represents and warrants to Agent and each Lender as follows:

(a) Such Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b) Such Loan Party has the power and authority to execute, deliver and perform its obligations under this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing;

(c) the execution, delivery and performance by such Loan Party of this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing have been duly authorized by all necessary action;

(d) this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability; and

(e) no Default or Event of Default exists.

5. No Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. The Credit Agreement and other Loan Documents remain unmodified and in full force and effect.

6. References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement, including, without limitation, any Loan Document, shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

7. Counterparts. This Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be executed by one or more of the parties to this Amendment and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.

8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and each other Loan Party and their successors and assigns and the Agent and the Lenders and their successors and assigns.

9. Further Assurances. Each Loan Party hereby agrees from time to time, as and when requested by the Agent or Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.

10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

11. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

12. Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby: (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as specifically provided hereunder, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

- Remainder of Page Intentionally Blank; Signature Page Follows -

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

BORROWER:		HOLDINGS:

PANTHER II TRANSPORTATION, INC., an Ohio corporation		PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc.

By:	/s/ Roy Showman
Name:	Roy Showman	By:	/s/ Roy Showman
Title:	CFO	Name:	Roy Showman
		Title:	CFO

PANTHER SUB:		INTEGRES:

PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc.		INTEGRES GLOBAL LOGISTICS, INC., a Delaware corporation

By :	/s/ Roy Showman	By:	/s/ Roy Showman
Name:	Roy Showman	Name:	Roy Showman
Title:	CFO	Title:	Chairman

INTEGRES SUB:

KEY TRANSPORTATION SERVICES, INC., a Texas corporation

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	Chairman

AGENT AND LENDERS:

ANTARES CAPITAL CORPORATION, a Delaware corporation, as a Lender and as Agent

By:	/s/ Brian E. Sommarfeld
Name:	Brian E. Sommarfeld
Title:	Duly Authorized Signatory

M&I MARSHALL & ILSLEY BANK, as a Lender

By:
Name:
Title:

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

ORIX FINANCE CORP., as a Lender

By:
Name:
Title:

WB LOAN FUNDING 3, LLC, as a Lender

By:
Name:
Title:

AGENT AND LENDERS:

ANTARES CAPITAL CORPORATION, a Delaware corporation, as a Lender and as Agent

By:
Name:
Title:

M&I MARSHALL & ILSLEY BANK, as a Lender

By:	/s/ Stephen F. Geimer
Name:	Stephen F. Geimer
Title:	Senior Vice President

By:	/s/ Stephen E. Kalmer
Name:	Stephen E. Kalmer
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

ORIX FINANCE CORP., as a Lender

By:
Name:
Title:

WB LOAN FUNDING 3, LLC, as a Lender

By:
Name:
Title:

AGENT AND LENDERS:

ANTARES CAPITAL CORPORATION, a Delaware corporation, as a Lender and as Agent

By:
Name:
Title:

M&I MARSHALL & ILSLEY BANK, as a Lender

By:
Name:
Title:

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David J. Thomas
Name.	David J. Thomas
Title:	Senior Vice President

ORIX FINANCE CORP., as a Lender

By:
Name:
Title:

WB LOAN FUNDING, LLC, as a Lender

By:
Name:
Title:

AGENT AND LENDERS:

ANTARES CAPITAL CORPORATION, a Delaware corporation, as a Lender and as Agent

By:
Name:
Title:

M&I MARSHALL & ILSLEY BANK, as a Lender

By:
Name:
Title:

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

ORIX FINANCE CORP., as a Lender

By:	/s/ Kenneth E. Moore
Name:	Kenneth E. Moore
Title:	Managing Director

WB LOAN FUNDING, LLC, as a Lender

By:
Name:
Title:

WB Loan Funding 3, LLC

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Vice President

BABSON CLO LTD. 2006-I, as a Lender

By:	Babson Capital Management LLC, as Collateral Manager

By:	/s/ Thomas Q. McDonnell
Name:	Thomas Q. McDonnell
Title:	Director

BABSON CLO LTD. 2005-III, as a Lender

By:	Babson Capital Management LLC, as Collateral Manager

By:	/s/ Thomas Q. McDonnell
Name:	Thomas Q. McDonnell
Title:	Director

BABSON CLO LTD. 2005-II, as a Lender

By:	Babson Capital Management LLC, as Collateral Manager

By:	/s/ Thomas Q. McDonnell
Name:	Thomas Q. McDonnell
Title:	Director

BABSON CLO LTD. 2005-I, as a Lender

By:	Babson Capital Management LLC, as Collateral Manager

By:	/s/ Thomas Q. McDonnell
Name:	Thomas Q. McDonnell
Title:	Director

ANTARES FUNDING, L.P., as a Lender

By:
Name:
Title:

ANTARES FUNDING, L.P., as a Lender

By:	The Bank of New York Trust Company, N.A., as Trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999

	By:	/s/ Leslie Hundley
	Name:	Leslie Hundley
	Title:	AVP

NAVIGATOR CDO 2003, LTD, as a Lender

	By:	Antares Asset Management Inc., as Collateral Manager

By:
Name:
Title:

NAVIGATOR CDO 2005, LTD, as a Lender

	By:	Antares Asset Management Inc., as Collateral Manager

By:
Name:
Title:

ANTARES FUNDING, L.P., as a Lender

By:
Name:
Title:

NAVIGATOR CDO 2003, LTD, as a Lender

	By:	Antares Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2005, LTD, as a Lender

	By:	Antares Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

OFSI FUND II, LLC, as a Lender

By:	Orchard First Source Asset Management, LLC, its attorney in fact

By:	Orchard First Source Capital, Inc., its attorney in fact

By:	/s/ Christopher W. Coulomb
Name:	CHRISTOPHER W. COULOMB
Title:	DIRECTOR

OFSI FUND III, LTD, as a Lender

By:	Orchard First Source Capital, Inc., its attorney in fact

By:	/s/ Christopher W. Coulomb
Name:	CHRISTOPHER W. COULOMB
Title:	DIRECTOR

AGENT AND LENDERS:

ANTARES CAPITAL CORPORATION, a Delaware corporation, as a Lender and as Agent

By:
Name:
Title:

M&I MARSHALL & ILSLEY BANK, as a Lender

By:
Name:
Title:

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

De Meer Middle Market CLO 2006-1, Ltd., as Lender.

By:	De Meer Asset Management, a division of LaSalle Financial Services, Inc., as Collateral Manager

By:	/s/ Will S. Bloom
Name:	Will S. Bloom
Title:	Assistant Vice President

EXHIBIT A to Fourth Amendment

to Amended and Restated Credit Agreement

Items denoted in a bold typeface herein shall be prepared and delivered by Borrower or its counsel, as applicable

DOCUMENT CHECKLIST

1.	Reaffirmation of and Amendment to Subordination Agreement by and among Loan Parties, Subordinated Lenders and Agent

2.	Fee Letter

3.	Term Note in favor of Antares

Schedule 1.1(a)

Fourth Amendment Term Loan

Antares Capital Corporation	$10,000,000